UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

NorthStar Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-54671 (Commission File Number)	26-4141646 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2016, NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), through a subsidiary of its operating partnership, amended the terms of the Master Repurchase Agreement (as amended, the “Citi Facility”), dated as of July 18, 2012, with Citibank, N.A. (“Citibank”), extending the initial term during which NorthStar Income may borrow amounts under the Citi Facility for an additional two years, to October 17, 2018. All other terms governing the Citi Facility, and NorthStar Income’s related limited guaranty (the “Guaranty”), remain substantially the same.
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the Fifth Amendment to Master Repurchase Agreement, dated as of October 17, 2016, between NSREIT CB Loan, LLC, an indirect subsidiary of NorthStar Income, and Citibank, filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Citi Facility and Guaranty that were filed as exhibits to the Current Report on Form 8-K filed on July 19, 2012 with the Securities and Exchange Commission (the “SEC”), which agreements are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fifth Amendment to Master Repurchase Agreement, dated as of October 17, 2016, by and among NSREIT CB Loan, LLC and Citibank, N.A.

Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends,” “expects” or other similar words or expressions. These statements are based on NorthStar Income’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income’s expectations include, but are not limited to, the ability of NorthStar Income to comply with the terms and conditions of the Citi Facility, future property values, the impact of any losses from NorthStar Income's investments on cash flow and returns, property level cash flow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, Part II, Item 1A of NorthStar Income’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and in NorthStar Income’s other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income on the date of this report and NorthStar Income is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income Trust, Inc.

Date: October 20, 2016	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

EXHIBIT LIST

Exhibit Number	Description
10.1	Fifth Amendment to Master Repurchase Agreement, dated as of October 17, 2016, by and among NSREIT CB Loan, LLC and Citibank, N.A.

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